UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 12, 2003

Southwall Technologies Inc.

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(Exact name of registrant as specified in its charter)

Delaware

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(State of incorporation or organization)

0-15930 94-2551470

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(Commission File Number) (I.R.S. Employer

Identification No.)

3975 East Bayshore Road, Palo Alto, California 94303

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(Address of Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code: (650) 962-9111

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Item 5. Other Events.

On December 15, 2003, Southwall Technologies Inc. (`Southwall') issued a press release announcing that it had entered into an extension to the letter agreement dated November 11, 2003 between Southwall and Needham & Company, Inc. (`Needham'). The letter agreement outlines the principal elements of a proposed bank guarantee and equity financing package with Needham or its affiliates. The letter agreement, which was due to expire on November 30, 2003 if definitive agreements for the financing were not entered into by that date, was extended to December 5, 2003 pursuant to a letter amendment signed on November 26, 2003, was further extended to December 12, 2003 pursuant to a letter amendment signed on December 5, 2003, and has been further extended to December 19, 2003 pursuant to a letter amendment signed on December 12, 2003 while the parties work to complete negotiation of the definitive agreements.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

99.1 Press Release, dated December 15, 2003, issued by Southwall Technologies Inc.

99.2 Extension to letter agreement, dated December 12, 2003, between Southwall and Needham & Company, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWALL TECHNOLOGIES INC.

Date: December 15, 2003 By: /s/ Thomas G. Hood____________

Thomas G. Hood

President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
No. Description

99.1 Press Release, dated December 15, 2003, issued by Southwall Technologies Inc.

99.2 Extension to letter agreement, dated December 12, 2003, between Southwall and Needham & Company, Inc.